Filed under Rule 497(e)

Registration No. 002-83631

VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2013,

as supplemented to date

Broad Cap Value Income Fund.

Effective January 1, 2014, in the Fund Summary in the Investment Adviser section, the chart is revised with respect to Barrow, Hanley, Mewhinney & Strauss LLC (“BHMS”). The portfolio management disclosure pertaining to Messrs. James Barrow, Robert Chambers, Timothy Culler and Ray Nixon, Jr., effective December 31, 2013, is hereby deleted in its entirety and supplemented with the following information as follows:

Name	Portfolio Manager of the Fund Since	Title
Michael Nayfa	2014	Assistant Portfolio Manager
Terry Pelzel	2014	Assistant Portfolio Manager

In addition, under the Management section under Investment Sub-Advisers, all references to Messrs. Barrow, Chambers, Culler and Nixon with respect to the Fund are deleted in their entirety and replaced with the following:

The Broad Cap Value Income Fund is managed by a team of BHMS portfolio managers led by Mark Giambrone. Additional members of the diversified large cap value team include Terry Pelzel, CFA, and Michael Nayfa, CFA. Mark Giambrone joined BHMS in 1999 and is a Managing Director and Portfolio Manager. Michael Nayfa joined BHMS in 2008 and is a Director and Assistant Portfolio Manager. Terry Pelzel is a Director and Assistant Portfolio Manager and joined BHMS in 2010; prior to joining BHMS, Mr. Pelzel was at Highland Capital Management.

Global Strategy Fund.

Effective May 1, 2014, in the Fund Summary, in the Investment Adviser section, the chart is supplemented with respect to Franklin Advisers, Inc. to insert the following information:

Name	Portfolio Manager of the Fund Since	Title
Christine Zhu	2014	Portfolio Manager

In the Management section under Investment Sub-Advisers — Franklin Advisers, Inc., the portfolio manager information with respect to the Fund is supplemented with the following:

Christine Zhu is a portfolio manager and quantitative research analyst for Franklin Templeton Fixed Income Group’s global bond group. She focuses on portfolio construction, derivatives/quantitative strategies in global market, performance attribution and risk management. Ms. Zhu joined Franklin Templeton in 2007. Prior to joining Franklin Templeton, Ms. Zhu was a senior associate at MSCI Barra where her experience included fixed income analytics and risk exposure calculation. She also worked in the technology department at Oracle and at China Construction Bank. Ms. Zhu holds an M.B.A. with investment focus from the University of California at Berkeley, and earned her M.S. in computer science and engineering from the University of Notre Dame.

International Growth Fund.

Effective May 1, 2014, in the Fund Summary in the Investment Adviser section, the chart is revised with respect to American Century Investment Management Inc. The portfolio management disclosure pertaining to Mr. Alexander Tedder is hereby deleted in its entirety.

Mid Cap Strategic Growth Fund.

Effective April 1, 2014, in the Fund Summary in the Investment Adviser section, the chart is revised with respect to Allianz Global Investors U.S. LLC (“Allianz”). The portfolio management disclosure pertaining to Ms. Louise M. Laufersweiler is hereby deleted in its entirety and supplemented with the following information as follows:

Name	Portfolio Manager of the Fund Since	Title
Tim McCarthy, CFA	2014	Portfolio Manager

In addition, under the Management section under Investment Sub-Advisers, all references to Ms. Laufersweiler with respect to the Fund are deleted in their entirety and replaced with the following:

A portion of the assets of the Mid Cap Strategic Growth Fund is managed by Steven Klopukh, CFA and Tim McCarthy, CFA. Mr. Klopukh has been with Allianz through a predecessor firm since 2002 and is a Director and portfolio manager at Allianz. He has been responsible for managing U.S. mid-cap growth and core equity portfolios for Allianz since 2004. Mr. McCarthy is a portfolio manager and vice president with Allianz, which he joined in 2003. He is responsible for managing mid-cap portfolios for Allianz and focuses on the financial sector and several industries within industrials, materials and energy.

Please retain this supplement for future reference.

Date: May 12, 2014

Filed under Rule 497(e)

Registration No. 002-83631

VALIC COMPANY I

Supplement to the Statement of Additional Information

dated October 1, 2013, as supplemented to date

Under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to American Century Investment Management Inc., Allianz Global Investors U.S. LLC (“Allianz”) and Barrow, Hanley, Mewhinney & Strauss LLC (“BHMS”) the chart is revised to delete Alexander Tedder, effective May 1, 2014, Louise M. Laufersweiler, effective March 31, 2014, and James Barrow, Robert Chambers, Timothy Culler and Ray Nixon Jr., effective December 31, 2013, respectively, and supplemented as follows:

Portfolio	Subadviser	Portfolio Managers	Other Accounts (As of May 31, 2013)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
Broad Cap Value Income Fund	BHMS (1)	Nayfa, Michael Pelzel, Terry	0 0	0 0	0 0	0 0	0 0	0 0

Global Strategy Fund	Franklin Advisers, Inc.	Zhu, Christine (2)	1	$10.0	1	$10.0	0	0

Mid Cap Strategic Growth Fund	Allianz	McCarthy, Tim (3)	1	$326.35	—	—	1	$185.85

(1)	Effective January 1, 2014, Messrs. Nayfa and Pelzel’s information is current as of December 31, 2013.
(2)	Effective May 1, 2014, Ms. Zhu’s information is current as of December 31, 2013.
(3)	Effective April 1, 2014, Mr. McCarthy’s information is current as of May 8, 2014.

Please retain this supplement for future reference.

Date: May 12, 2014